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                                                                    EXHIBIT 10.2


                              FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into as of April 16, 1998 by and between LaSALLE BUSINESS CREDIT, INC., a Delaware corporation ("LaSalle"), and MORROW SNOWBOARDS, INC., an Oregon corporation ("Borrower"), is as follows:

     1. RECITALS. LaSalle and Borrower are parties to a certain Loan and Security Agreement dated as of November 10, 1998 ("Agreement"). Borrower has requested, among other things, an increase in the amount of credit extended to it. LaSalle is willing to make the requested revisions only subject to the conditions set forth in this First Amendment.

     2.   DEFINITIONS.

          (a) The definition of "INVENTORY ADVANCE RATE" is hereby deleted.

          (b) The definition of "BORROWING BASE" is hereby amended in its entirety to read as follows:

               "BORROWING BASE" means, as of any date of determination, an amount equal to the following amount:

                    (i) the A/R Advance Rate applied to an amount equal to (A) the face amount of the then outstanding Eligible Accounts less (B) sales, excise or similar taxes included in the amount thereof and less
          (C) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto;

                    (ii)  plus the lesser of (A) $4,000,000 or (B) the total of
          (i) 50% of the amount of Eligible Inventory consisting of finished goods plus (ii) the lesser of (x) 10% of the amount of Eligible Inventory consisting of finished goods plus 10% of the amount of Eligible Inventory consisting of raw materials or (y) $600,000; with Eligible Inventory valued at the lower cost (determined on a "first in, first out" basis) or market value; and

                    (iii)  less all Borrowing Base Reserves."

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          (c)  Item (ii) of the definition of "ELIGIBLE INVENTORY" is hereby amended in its entirety to read as follows:

               "(ii) it is located at Borrower's location known as 2600 Pringle Road SE, Salem, Oregon; "

          (d) The defined term "REVOLVER MAXIMUM AMOUNT" is hereby amended in its entirety to read as follows:

               "REVOLVER MAXIMUM AMOUNT" means $7,000,000."

     3. REVISIONS TO PARAGRAPH 2. Paragraph 2 is hereby amended in its entirety to read as follows:

          "2.  REVOLVING LOANS

               Subject to the terms and conditions of this Agreement and the Other Agreements, until May 15, 1998: LaSalle may, in its sole discretion, from time to time make such revolving loans and advances (the "REVOLVING LOANS") to Borrower as Borrower may from time to time request in accordance with the terms hereof. The aggregate unpaid principal amount of all Revolving Loans outstanding at any one time made to Borrower shall not exceed the lesser of (i) the Borrowing Base or (ii) the Revolver Maximum Amount, in each case minus the outstanding Letter of Credit Obligations. All Revolving Loans shall be repaid in full upon the earlier to occur of (A) May 15, 1998, or
          (B) the acceleration of the Liabilities pursuant to paragraph 17 of this Agreement. If at any time the total of the outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations exceeds the lesser of (i) the Borrowing Base or (ii) the Revolver Maximum Amount; Borrower shall immediately, and without the necessity of a demand by LaSalle, pay to LaSalle such amount as may be necessary to eliminate such excess, and LaSalle shall apply such payment first against the outstanding principal balance of the Revolving Loans. Borrower hereby authorizes LaSalle to charge any of Borrower's accounts to make any payments of principal, interest, fees or reimbursable expenses required or provided for by this Agreement. All Revolving Loans shall, in LaSalle's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to

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          LaSalle.  However, if such Revolving Loans are not so evidenced, such
          Revolving Loans may be evidenced solely by entries upon the books and records maintained by LaSalle."

     4. REVISIONS TO PARAGRAPH 5(a). Paragraph 5(a) is hereby amended in its entirety to read as follows:

               "(a)  RATE OF INTEREST

               Interest accrued on all Loans shall be due on the earliest of:
          (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month; (ii) the occurrence of an Event of Default in consequence of which LaSalle elects to accelerate the maturity and payment of the Liabilities; or
          (iii) termination of this Agreement pursuant to paragraph 12 hereof. Interest shall accrue on the principal amount of the Revolving Loans made to Borrower outstanding at the end of each day at a fluctuating rate per annum equal to 225 basis points above the Prime Rate."


     5. REVISIONS TO PARAGRAPH 12. Paragraph 12 is hereby amended in its entirety to read as follows:

          "12.  TERMINATION

               This Agreement shall be in effect from the date hereof until May 15, 1998 ("ORIGINAL TERM"); provided, however, that the security interests and liens created under this Agreement and the Other Agreements shall survive such termination until the date upon which payment and satisfaction in full of the Liabilities shall have occurred. At such time as Borrower has repaid all of the Liabilities and this Agreement has terminated, (i) Borrower shall deliver to LaSalle a release, in form and substance reasonably satisfactory to LaSalle, of all obligations and liabilities of LaSalle and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower, and if Borrower is obtaining new financing from another lender, Borrower shall deliver such lender's indemnification of LaSalle, in form and substance satisfactory to LaSalle, for checks which LaSalle has credited to Borrower's account, but which subsequently are dishonored for any reason and (ii) upon Borrower's

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          request, LaSalle shall deliver to Borrower a release in form and substance reasonably satisfactory to Borrower."

     6. REVISIONS TO PARAGRAPH 14(n). Paragraph 14(n) is hereby deleted in its entirety, and the existing default by Borrower of its obligations under Paragraph 14(n) is hereby waived.

     7. LIBOR. All references to "LIBOR" are hereby deleted from the Agreement, and Borrower shall have no right to elect a LIBOR Rate or to request a LIBOR Rate Loan.

     8. WEEKLY CASH BUDGETS. On each Monday, Borrower shall deliver to LaSalle a budget for the eight week period beginning on such Monday, showing Borrower's projected sources and uses of cash over such eight week period.

     9. RESTRUCTURING FEE. Borrower shall pay LaSalle a restructuring fee of $25,000, which fee is fully earned and nonrefundable, on the earlier of May 15, 1998 or the repayment of the Loans.

     10. WAIVER OF CLAIMS. Borrower hereby releases and forever discharges LaSalle and LaSalle's directors, officers, employees and agents, from all actions, and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, counterclaims and offsets of every character, known or unknown, direct and/or indirect, at law or in equity, of whatever kind or nature which have arisen or accrued through the date of this First Amendment and in any way directly or indirectly arising out of or in any way connected with the Loan Documents through such date.

     11. EFFECTIVE DATE. This First Amendment shall be effective as of the date first written above.

     12. RATIFICATION. Except as otherwise provided in this First Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     13. ONE AGREEMENT. The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

     14.  OREGON STATUTORY NOTICE.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR

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SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS
CONSIDERATION AND BE SIGNED BY LASALLE TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first written above.


MORROW SNOWBOARDS, INC.                LaSALLE BUSINESS CREDIT, INC.

By:    /s/ David E. Calapp             By:    /s/ Robert C. Alexander
   --------------------------             ------------------------------
Title: President/CEO                   Title: Vice President



                         ACKNOWLEDGMENT OF GUARANTORS

     In order to induce LaSalle Business Credit, Inc. to execute to the foregoing First Amendment to Loan and Security Agreement, the undersigned each hereby agrees that (i) the term "Borrower's Liabilities" set forth in its Continuing Unconditional Guaranty includes, without limitation, the "Liabilities" under the Loan and Security Agreement, as amended by the foregoing First Amendment, and (ii) except as expanded hereby, all of the provisions of its Continuing Unconditional Guaranty are hereby ratified and confirmed, and shall remain in full force and effect.

     DATED as of April 16, 1998.

                                        MORROW L.L.C.


                                        By:   /s/ David E. Calapp
                                           ----------------------------
                                        Title:  President/CEO

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                                        MORROW SNOWBOARDS U.L.C.

                                        By:   /s/ David E. Calapp
                                           ----------------------------
                                        Title: President/CEO


                                        MORROW INTERNATIONAL, INC.

                                        By:   /s/ David E. Calapp
                                           ----------------------------
                                        Title: President/CEO


                                        WESTBEACH SNOWBOARD U.S.A. INC.

                                        By:   /s/ David E. Calapp
                                           ----------------------------
                                        Title: President/CEO


                                        MORROW WESTBEACH CANADA ULC

                                        By:   /s/ David E. Calapp
                                           ----------------------------
                                        Title: President/CEO


                                        MORROW SNOWBOARDS GESELLSCHAFT m.b.H.

                                        By:   /s/ P. Blair Mullin
                                           ----------------------------
                                        Title: Managing Director

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